

Regency Energy Partners
Investor Day Presentation
March 28, 2012





Forward Looking Statements

Certain matters discussed in this report include “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership’s system and its customers, the level of creditworthiness of, and performance by the Partnership’s counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership’s ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda

- Overview & Strategy
- Business Segment Overview
- Financial Overview
- Conclusion
- Q&A

Overview & Strategy



Transformational Year

REGENCY ENERGY PARTNERS

- Added substantial NGL Logistics platform
- Significantly expanded position in liquids-rich plays
- Announced over $1 billion in organic growth

May 2011
Closed on acquisition of 30% interest in Lone Star Joint Venture

May 2011
Announced plans to construct a 100,000 Bbls/d fractionation facility at Mont Belvieu[1]

June 2011
Announced plans to construct the Eagle Ford Expansion Project, a wellhead gathering system in south Texas

June 2011
Announced plans to construct the 570-mile Lone Star Gateway NGL Pipeline[1]

August 2011
Regency units began trading on the NYSE under the new ticker "RGP"

December 2011
Formed the Ranch JV to construct a new processing facility in west Texas[2]

February 2012
Announced plans to construct a second, 100,000 Bbls/d fractionation facility at Mont Belvieu[1]

1 Via Lone Star Joint Venture, in which Regency has a 30% interest
2 Joint Venture with affiliates of Anadarko and Chesapeake; Regency's ownership interest is 33.33%

Financial Highlights

REGENCY ENERGY PARTNERS

➤ Generating solid results today provides a better foundation to build upon

Historical Performance



$ in millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$136
$233
$285
$211
$327
$422
Distributable Cash Flow
Adjusted EBITDA
FY 2009
FY 2010
FY 2011

Financial Highlights

- Distributable cash flow increased 110% from full-year 2009 to full-year 2011
- Full-year 2011 adjusted EBITDA doubled over full-year 2009

Cash Distribution Per Common Unit[1]



Distribution per common unit
$1.84
$1.82
$1.80
$1.78
$1.76
$1.74
$1.72
$1.78
$1.78
$1.81
2009
2010
2011

Distribution Highlights

- Resumed distribution growth in 2011; increased cash distribution per common unit the last three consecutive quarters 2011 distribution exit rate was $1.84 per common unit

1 Paid during calendar year

Strategic Focus

- **Integrated Midstream Platform**
  - Continue to enhance our position in existing business segments
  - Expand service offerings with our customers
  - Optimize assets across the value chain
- **Fee-Based Cash Flows**
  - Maintain high percentage of fee-based cash flows, providing predictable margins
- **Organic Growth**
  - Successfully execute identified organic growth projects to generate strong returns
  - Further expand midstream infrastructure in existing liquids-rich plays
  - Capture additional opportunities in emerging nearby plays
- **Evaluate Strategic Acquisitions**
  - Pursue opportunities to expand portfolio and diversify into new plays
  - Pursue consolidation opportunities within existing plays
- **Leverage Relationship With Energy Transfer Equity**

Regency's objectives are to increase distributions and coverage, while achieving investment grade ratings[1]

1 Investment grade ratings and the applicable criteria are solely determined by the rating agencies

Integrated Midstream Platform

- Regency has evolved into a comprehensive midstream service provider



Natural Gas Services
Natural Gas Production
Contract Services
Gathering & Dehydration
Processing & Treating
Residue Gas
Natural Gas Transportation
Utilities
Residential
Industrial
Raw NGL Mix
NGL Logistics
NGL Transportation
NGL Fractionation
Ethane
Propane
Butanes
Pentanes +
NGL Storage & Distribution
Chemical Plants
Refineries
Propane Distributors
Marketing

Liquids-rich shale plays driving growth across all business segments

Maintain Strong, Fee-Based Cash Flows

- Growth supports strong fee-based margins and segment diversification

Business Segment Margin[1,2]


2007
2012E
23%
77%
24%
37%
11%
28%
Gathering & Processing
Transportation
NGL Logistics
Contract Services

Fee-Based Margins[1,2]


2007
2012E
22%
43%
35%
11%
8%
81%
Fee-based
Hedged Commodity
Unhedged Commodity

1 Adjusted segment margin; Excludes segment margin from the Corporate and Others Segment, and non-cash gains or losses on commodity derivatives; includes Regency's pro-rata share of non-consolidated JV adjusted segment margin
2 Excludes margin which is eliminated upon consolidation

Leveraging Integrated Platform For Significant Future Growth

- Strong position in liquids-rich plays driving future growth opportunities



Marcellus/Utica Shale
Compression
Treating
PA
CO
Mississippian Shale
Gathering & Processing
KS
Fayetteville Shale
Compression
Treating
OK
Barnett Shale
Compression
Treating
AR
Permian/Avalon/ Bone Spring
Gathering & Processing
Compression
Treating
NGL Logistics
Cotton Valley/ Haynesville/ Brown Dense
Gathering & Processing
Compression
Treating
TX
LA
Eagle Ford Shale
Gathering & Processing
Compression
Treating
NGL Logistics
South Louisiana
Compression
Treating
MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)*
Lone Star NGL*
Lone Star Gateway Expansion*
Midcontinent Express Pipeline*
Regency Regional Offices
Regency Corporate Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
*Via Joint Venture Interest

- **Gathering & Processing**
  - Drilling activity driving volume and NGL production growth
  - Increasing processing capacity in west Texas and expanding gathering infrastructure in south Texas
  - Well positioned in dry gas plays when natural gas prices recover
- **NGL Logistics**
  - Constructing new NGL pipeline and fractionation facilities to provide additional takeaway options
- **Contract Services**
  - Liquids-rich gas and higher H_2S percentages require condensate stabilization, fuel gas conditioning and treating
  - Various compression applications required to collect and transport associated gas to market

Strongest Organic Growth Platform Since IPO

Acquisition Capital


$ in millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$349
$64
$934
$63
$870
$593
2006
2007
2008
2009
2010
2011
Step-Out Acquisitions
Bolt-On Acquisitions

Provides Platform For Organic Growth

Organic Growth Capital


$ in millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$122
$78
$355
$150
$299
$407
$745
2006
2007
2008
2009
2010
2011
2012E[1]
Growth Capital

Regency's extensive organic growth platform is laying the foundation for future distribution increases as projects come online

1 Includes Regency's share of Lone Star Frac II

Organic Growth Driven By Liquids-Rich Shale Plays

Project	Business Segment	Contract Type	Estimated Completion Date
Ranch JV Processing Facility	Gathering & Processing	Fee-based 10-year terms	Refrigeration Plant – Q2 2012 Cryogenic Processing Plant - Q4 2012
Lone Star Fractionator 1	NGL Logistics	Fee-based 10-year terms	Q1 2013
Lone Star Gateway NGL Pipeline	NGL Logistics	Fee-based 15-year terms	Q1 2013
Lone Star Fractionator 2	NGL Logistics	Fee-based 10-year terms	Q1 2014
Eagle Ford Expansion	Gathering & Processing	Fee-based 20-year terms	Ongoing; Final Completion Early 2014

Over $1 billion of organic growth opportunities expected to generate attractive returns

Summary

- **Integrated Midstream Platform**
  - Advanced our position as a player in the NGL transportation, fractionation and storage business
  - Well diversified midstream portfolio with high percentage of fee-based margins
- **Strong Market Fundamentals**
  - Shift in drilling to the oily plays is creating significant growth opportunities for Regency across all business segments
  - Continue to have strong position in dry gas plays when natural gas prices recover
- **Abundant Organic Growth**
  - Strongest organic growth platform Regency has had since our IPO
- **Supportive relationship with our general partner, which we believe will facilitate growth**

Experienced management team committed to Regency's growth strategy and creating unitholder value

NGL Logistics



NGL Logistics: Overview

➤ Lone Star's midstream assets include storage, NGL pipeline, fractionation and processing facilities which handle a wide array of energy products, including natural gas, NGLs, petrochemicals and refined products

NGL Logistics Asset Summary[1]	
NGL Transportation (miles)	1,066
NGL Fractionation (Bbls)	25,000
NGL Storage (MMBbls) (Brine Pond Capacity)	43 (23)

Asset Map



Texas
Oklahoma
Arkansas
Louisiana
Mississippi
West Texas Pipeline
Hattiesburg Storage
Legend
Pump Station
Third Party Gas Plants
Underground Storage
Gas Plants
Liquid Storage
Cedar Bayou Injection
Sea Robin Gas Plant
Geismar Fractionator
Refinery Services
Sorrento Plant
Chalmette Plant
Mont Belvieu Storage

Regency Waha Processing Plant
Regency Bone Spring Processing Plant[1]
Energy Transfer Godley Processing Plant

1 Currently under construction

NGL Logistics: Performance

REGENCY ENERGY PARTNERS

2011 Adjusted EBITDA by Segment[1] | **2012 Estimated Adjusted EBITDA by Segment[1]**


30%
14%
57%
28%
21%
51%
NGL Storage
NGL Pipeline Transportation
Fractionation and Processing

2011 Margin Breakout[1] | **2012 Estimated Margin Breakout[1]**


29%
71%
29%
71%
Fee
Commodity

Segment	Contract Structure	Average Contract Duration
NGL Storage	100% Fee-based	1-3 Years
West Texas Pipeline	Dedicated and Take-or-Pay Contracts	4 Years
Gateway NGL Pipeline	Dedicated and Take-or-Pay Contracts	15 Years
Refinery Services	Primarily POP with some Keep-whole	3 Years
Fractionators 1 & 2	100% Fee-based	10 Years

1 Represents Regency's 30% share of Lone Star adjusted EBITDA

NGL Logistics: Growth Opportunities



CO
KS
OK
TX
LA
MS
AL

West Texas Gateway NGL Pipeline

- Dramatic increase in drilling in the Permian Basin has highlighted the need for additional NGL takeaway capacity from west Texas

West Texas Gateway NGL Pipeline

- Provides access to new liquid takeaway and fractionation in the Eagle Ford Shale to enhance probability of installation of new processing facilities

Refinery Services

- Pursuing expansion of Refinery Services business to help refiners maximize operations

Mont Belvieu

- Mont Belvieu assets positioned to expand as demand for fractionation capacity increases in the area
- Working to optimize storage mix at Mont Belvieu

Mont Belvieu Fractionator 1 – Key Highlights	
Capacity (Bbl/d)	100,000
Contracting Status	Fully Contracted

- Additional Y-grade liquids storage facilities to be developed
- $118 million[1] project is expected to be in service in Q1 2013

West Texas Gateway NGL Pipeline – Key Highlights	
Capacity (Bbl/d)	209,000
Miles of Pipeline	570
Contracting Status	Over 70%

- $275 million[1] project is expected to be in service in Q1 2013

Mont Belvieu Fractionator 2 – Key Highlights	
Capacity (Bbl/d)	100,000
Contracting Status	65%

- $105 million[1] project is expected to be in service in Q1 2014

NGL Logistics platform will facilitate growth for all of Regency's business segments

1. Represents Regency's 30% share; total projects costs are $390 million, $917 million and $350 million, respectively

Transportation and Gathering & Processing



Gathering and Processing and Transportation: Asset Overview

Gathering & Processing Asset Summary[1]	
Total Processing Plants[2]	6
Total Gas Treating Plants	6
Total Gathering System Length (miles)	6,231
Total Compression (HP)[3]	221,994

Transportation Asset Summary[1]	
Total Intrastate Pipeline (miles)	450
Total Interstate Pipeline (miles)	500



Colorado
Mississippi Shale
Missouri
Cotton Valley/Haynesville/ Brown Dense
Texas
Louisiana
Permian/Avalon/ Bone Spring
Eagle Ford Shale

1 All information as of March 25, 2012
2 Excludes inactive Lakin plant; as of March 25, 2012
3 Compression does not include revenue generating horsepower for the contract compression segment

Intrastate Transportation: RIGS

RIGS Haynesville Joint Venture Partnership Structure	
Regency Energy Partners (Operator)	49.99%
GE Energy Financial Services	0.01%
Alinda Capital Partners	50%



Arkansas
Louisiana
Texas
Lisbon Plant
Dubach Plant
Dubberly Plant
Elm Grove Plant
Legend
RGNC Plant Facility
RIGS Pipeline

RIGS Details	
Capacity / Pipeline Length	► 2.1 Bcf/d ► 450 miles
Major Shippers	► Petrohawk ► Exco ► BG ► El Paso Corporation ► Chesapeake
Louisiana Markets Served	► Union Power ► Swepco ► Louisiana Tech
Major Pipeline Interconnections	► Texas Gas ► Tennessee ► Trunkline ► Southern Natural ► ANR ► Columbia Gulf ► Tetco
Firm Transportation Commitments	► Expansion volumes fully subscribed with approximately 85% demand charges with approximately 8 years remaining on contracts ► Approximately 87% demand charges on Legacy system with ~1-4 years remaining

Interstate Transportation: MEP

- Continue to evaluate opportunities for ancillary services on or near the pipeline such as backhauls and park & loans

MEP Joint Venture Partnership Structure	
Regency Energy Partners	50%
Kinder Morgan (Operator)	50%



Tennessee
Oklahoma
Arkansas
Bennington Bryan
Lamar CS
Atlanta CS
Perryville CS
Delhi
Mississippi
Vicksburg CS
Pooling Zone 2
Texas
Louisiana
Alabama
Legend
Points of Interest
Midcon Express Pipeline
Zone 1
Zone 2

MEP Details	
Capacity / Pipeline Length	▸ 1.8 Bcf/d ▸ 500 miles
Major Shippers	▸ Chesapeake ▸ Cross Timbers ▸ EOG Resources ▸ New Field Exploration
Major Pipeline Interconnections	▸ Texas Gas ▸ NGPL ▸ ANR ▸ Columbia Gulf ▸ Southern Natural ▸ CEGT ▸ TETCO ▸ Destin ▸ Transco
Firm Transportation Commitments	▸ Primarily fee-based revenues supported by long-term demand agreements ▸ Approximately 6.5 years remaining on contracts

Transportation Segment

- Decrease in RIGS volumes in 2011 was primarily due to a producer curtailment as a result of an operational upset
- Basis differential between east Texas and Louisiana continues to remain tight
- From year-end 2010 to year-end 2011, MEP throughput volumes remained flat at 1.4 million MMBtu/d

RIGS Throughput and Adjusted EBITDA



1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
MMBtu/d (000's)
1,517
1,528
1,192
1,054
$35
$30
$25
$20
$15
$10
$5
$ in millions
Q1 2011
Q2 2011
Q3 2011
Q4 2011
RIGS Throughput[1]
RGP's Share of RIGS Adjusted EBITDA[2]

MEP Throughput and Adjusted EBITDA



1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
MMBtu/d (000's)
1,390
1,198
1,320
1,380
$35
$30
$25
$20
$15
$10
$5
$ in millions
Q1 2011
Q2 2011
Q3 2011
Q4 2011
MEP Throughput[3]
RGP's Share of MEP Adjusted EBITDA[4]

1 Volumes assume 100% Joint Venture ownership. Regency receives 49.99% of the economics from the Haynesville Joint Venture
2 Represents Regency's 49.99% share of RIGS' adjusted EBITDA
3 Volumes assume 100% Joint Venture ownership. Regency receives 50% of the economics from the MEP Joint Venture
4 Represents Regency's 50% share of MEP adjusted EBITDA

Wet Gas vs. Dry Gas Volume Summary

- Expect volumes from wet gas plays to increase in 2012 as producers continue to shift drilling programs to liquids-rich plays
- Volumes associated with growth in south and west Texas will be primary drivers of change in gas composition

2011 Wet Gas vs. Dry Gas Volumes


25%
75%
Wet Gas
Dry Gas

2012E Wet Gas vs. Dry Gas Volumes


20%
80%
Wet Gas
Dry Gas

Expect volume growth of 25-30% across the gathering and processing segment in 2012

Gathering and Processing: Mid-Continent

REGENCY ENERGY PARTNERS



Kiowa
Greeley
Wichita
Scott
Lane
Ness
Prowers
Hamilton
Finney
Hodgeman
Kearny
Kansas
Stanton
Grant
Haskell
Gray
Ford
Baca
Morton
Stevens
Seward
Meade
Clark
Oklahoma
Beaver
Harper
Hansford
Ochiltree
Lipscomb
ANADARKO
Ellis
Texas
Legend
Regency Plant Facility
RGP Front Street
RGP Midcon
Mississippi Play
Anadarko Shale Basin
Compression/ Treating Operations
1 inch = 17 miles

Mid-Continent	FY 2010	YTD 2012
Total Gathering System Length (miles)	3,470	3,475
Total Compression (HP)	40,576	26,889
Total Processing Capacity (MMcf/d)	50	50
New Well Connects[1]	35	17

Key Customers	
BP	Oxy
Eastman Dillon	EXCO
Pioneer	Cabot
Osborn Heirs	DCP
Merit	Apache

Outlook
Newly announced purchaser of reserves indicates additional drilling at FrontStreet
Developing Mississippi Shale expected to provide additional, future growth opportunities
FrontStreet assets continue to provide steady, fee-based margins that are not solely dependent on flowing volumes

1 Incremental wells connected during the year

Gathering and Processing: Mid-Continent

2012 Margin by Type[1]



4%
3%
16%
9%
69%
Gas Margin
NGL Margin
Condensate Margin
Net Fee Margin
Helium

Regional Production[2]



700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Mcf/d
Sep-09
Sep-10
Prior Years
2010
2011

Mid-Continent Average Annual Throughput[1]



(000's MMBtu/d)
240
220
200
180
160
140
120
100
251
237
220
2009
2010
2011

2012 Outlook

- Expect volumes to remain relatively flat, with potential for slight increase associated with additional drilling in the Mississippi Shale

1 Includes margin from FrontStreet
2 Includes Harper (OK), Beaver (OK, Grant (KS), Finney (KS), Haskell (KS), Morton (KS) and Stanton (KS) counties

Gathering and Processing: NLA

REGENCY ENERGY PARTNERS


Arkansas
Louisiana
Texas
Bowie
Miller
Lafayette
Columbia
Calhoun
Bradley
Drew
Union
Ashley
Cass
Bossier
Webster
Morehouse
Caddo
Ouachita
Richland
De Soto
Red River
Caldwell
Franklin
Winn
Natchitoches
Shelby
Sabine
San Augustine
Legend
Regency Plant Facility
RGP NLA
Shale Play
Cotton Valley
Haynesville-Bossier
Brown Dense
1 inch = 16 miles

North Louisiana	FY 2010	YTD 2012
Total Gathering System Length (miles)	442	698
Total Compression (HP)	55,489	52,128
Total Processing Capacity (MMcf/d)	525	560
Total Treating Capacity (GPM)	660	760
New Well Connects[1]	13	5

Key Customers	
Wildhorse	Devon
Comstock	Chesapeake
XTO	Samson
El Paso	BHP
JW Operating	Camterra

Outlook
Given favorable liquids prices, the large Brown Dense oil play will provide opportunities for our north Louisiana processing plants
Volumes are expected to remain stable in north Louisiana as backlogged wells are completed
With existing well-positioned assets, Regency has capacity to gather and process gas without additional large capital requirements

1 Incremental wells connected during the year

Gathering and Processing: NLA

2012 Margin by Type



12%
22%
8%
59%
Gas Margin
NGL Margin
Condensate Margin
Net Fee Margin

Regional Production[1]



Mcf/d
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Prior Years
2010
2011

North Louisiana Annual Average Throughput



(000's MMBtu/d)
500
480
460
440
420
400
380
360
340
320
300
459
409
435
2009
2010
2011

1 Includes Bienville, Bossier, Caddo, Claiborne, De Soto, Jackson, Lincoln and Webster parishes

2012 Outlook

- Gathering and processing assets seeing some slight volume growth from new drilling techniques in the Cotton Valley formation
- Emergence of the liquids-rich Brown Dense formation in northern Louisiana and southern Arkansas should provide additional opportunities as this play is developed

Gathering and Processing: West Texas


Legend
Regency Plant Facility
New Construction
RGP Waha
Avalon-Bone Spring
Barnett-Woodford
Permian Delaware Basin
Compression/ Treating Operations
Texas
1 inch = 10 miles

West Texas	FY 2010	YTD 2012
Total Gathering System Length (miles)	806	901
Total Compression (HP)	48,574	62,245
Total Processing Capacity (MMcf/d)	125	125
Total Treating Capacity (GPM)	400	400
New Well Connects[1]	34	8

Key Customers	
Occidental Permian	Finley
Anadarko	Chevron
Olsen Energy	Apache
ExxonMobil	Chesapeake

Outlook
As a result of wide crude to gas spreads, producers have continued to focus on targeting oil with associated rich gas in this region
Lone Star Expansion creates additional liquid takeaway capacity, which allows Regency to offer increased natural gas and NGL services from wellhead to fractionation
Sour gas from the Avalon play will provide treating opportunities for Zephyr, Regency's contract treating segment
Ranch Joint Venture's construction of a 25 MMcf/d refrigeration plant, expected to be completed in Q2 2012, and a 100 MMcf/d cryogenic processing facility, expected to be completed in Q4 2012, will provide additional growth opportunities upon completion

1 Incremental wells connected during the year

Gathering and Processing: West Texas

2012 Margin by Type



15%
46%
19%
19%
Gas Margin
NGL Margin
Condensate Margin
Net Fee Margin

Regional Production[1]



1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Mcf/d
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Prior Years
2010
2011

West Texas Average Annual Throughput



140
120
100
80
60
40
20
-
(000's MMBtu/d)
98
115
129
2009
2010
2011

2012 Outlook

- Expect to utilize Regency and Lone Star expansions to significantly increase volumes

1 Includes Pecos, Reeves, Ward and Winkler counties

Gathering and Processing: South Texas



Kerr
Kendall
Hays
Edwards
Real
Bandera
Comal
Caldwell
Guadalupe
Bexar
Kinney
Uvalde
Medina
Gonzales
Wilson
Texas
Zavala
Frio
Atascosa
Karnes
DeWitt
Goliad
La Salle
McMullen
Live Oak
Bee
San Patricio
Duval
Jim Wells
Nueces

1 inch = 18 miles

South Texas	FY 2010	YTD 2012
Total Gathering System Length (miles)	541	1,157
Total Compression (HP)	48,132	80,732
Total Treating Capacity (GPM)	750	850
New Well Connects[1]	17	11

Key Customers	
SM Energy	Pioneer
Rosetta	Lewis Energy
XTO	El Paso
Petrohawk	Talisman
Conoco	Statoil

Outlook
One of the fastest developing regions in the U.S. due to Eagle Ford Shale development
Expand treating capacity to handle high volumes of sour gas
Expect volumes on $450 million Eagle Ford Expansion Project to be added in phases through 2014
Investigating opportunities to install cryogenic processing facilities

1 Incremental wells connected during the year

Gathering and Processing: South Texas

2012 Margin by Type



8%
21%
62%
9%
Gas Margin
NGL Margin
Condensate Margin
Net Fee Margin

Regional Production[1]



Mcf/d
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Prior Years
2010
2011

South Texas Average Annual Throughput



(000's MMBtu/d)
450
400
350
300
250
200
150
100
50
-
146
218
386
2009
2010
2011

2012 Outlook

- Expect to utilize existing footprint, along with announced expansions to continue meaningful volume growth

1 Includes Atascosa, Dimmit, Frio, Karnes, La Salle, McMullen, Webb and Zavala counties

CDP Illustration

- Established CDP allows for a fully-integrated system, which utilizes the complete suite of Regency's services offerings, including gathering & processing, compression and treating
- Modular design is easily replicated in other geographic regions



Compression
(CDM Resource Management)
Treating Facilities
(Zephyr Gas Services)
Condensate and Water
Tanks
Separation

Gathering & Processing Opportunities Summary


CO
KS
OK
TX
AR
LA
MS
AL
MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)*
Lone Star NGL*
Lone Star Gateway Expansion*
Midcontinent Express Pipeline*
Regency Regional Offices
Regency Corporate Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
*Via Joint Venture Interest

Mississippian Shale

- Assets positioned in stable, mature play with potential tie into emerging Mississippian Shale

Haynesville/Brown Dense

- Pursuing opportunities to expand north Louisiana assets in emerging Brown Dense Shale

Bone Spring/Permian

- Assets positioned to add incremental processing capacity utilizing takeaway through Lone Star's new NGL pipeline
- New Ranch Joint Venture increases Regency's footprint in the Bone Spring area, while also creating expansion opportunities around our Waha Facility

Eagle Ford Shale

- Expansion of our facilities in STX will create opportunities to access and attract new volumes via offering a full-service package of gathering, compressing, treating, and transporting of up to 1 Bcf/day of natural gas for producers
- Location of our Fashing and Tilden treating facilities[1] provide a unique opportunity to offer sour gas treating services in the Eagle Ford Shale

1 Held within Edwards Lime Joint Venture

Contract Compression



Contract Compression: Who We Are

- CDM Resource Management is a natural gas contract compression company that services the oil and gas industry using custom-engineered compression packages

Key Services

- **Contract Compression Applications:**
  - Wellhead compression, gas lift, pipeline (midstream), gas gathering & storage, gas transmission, fuel gas boosters and vapor recovery units
- **Full-Service Contracts:**
  - Ongoing operation, service and maintenance – customers incur no additional charges for non-mechanical shutdown response, call-out alarms and first call responses
  - All preventative maintenance, quarterly emissions testing and scheduled overhauls are included in CDM downtime
  - 98% runtime guarantee, with 96% runtime guarantee on inland water and offshore operations
- **Other Services:**
  - Production equipment including: inlet separators, dehydrators and header skids
  - Turnkey upstream and midstream facilities, construction, installation and operations
  - Maintenance and operation of customer-owned equipment
  - Compression facility optimization and utilization studies
  - Field evaluations for new and existing compression

Contract Compression: What Differentiates Us

- Superior level of service maximizes production and cash flow

Competitive Advantages

- **Unique Business Model**
  - Guarantee runtime by focusing on predictive and preventative maintenance
  - Packages designed to meet customers' specifications
- **Flexibility In Design**
  - Specially-engineered fleet utilizes standard parts and components
  - Designed to quickly adapt to changing field conditions
  - Easily move into new regions if further opportunities arise
- **Comprehensive Services**
  - Ability to package service offerings with Regency's contract treating and gathering and processing segments to offer full-service packages

Contract Compression: Asset Overview

REGENCY ENERGY PARTNERS

➤ CDM has one of the largest fleets in the industry and focuses on larger horsepower compressors



Barnett/Haynesville
Permian/Avalon/ Bone Spring
Fayetteville/Marcellus/ Utica
Gulf Coast
Eagle Ford Shale

HP by Size[1]

HP Range	Total HP	% of HP	# of Units
0 – 499	81,656	10%	427
500 - 999	83,273	11%	133
1,000 and over	611,870	79%	398
Total	776,799	100%	958

1 Excludes external operated and all intercompany HP; As of December 31, 2011

Contract Compression: 2011 Accomplishments

➤ Drill bit movement from dry gas to wet gas plays created challenges and opportunities

2011 Horsepower By Shale Play[1]



250,000
200,000
150,000
100,000
50,000
-
Revenue Generating Horsepower
Barnett
Eagle Ford
Fayettville
Gulf Coast
Haynesville
Marcellus
Permian Basin

2011 Accomplishments

- Focused on resource optimization for producers and reallocating fleets in response to changing drilling programs
  - Liquids-rich plays need compression on day one
- Doubled presence in Marcellus Shale during 2011
- Increased presence in Eagle Ford Shale by ~ 15% from 2010 to 2011
- Further diversified customer base, with new customers making up ~ 15% of all customers in 2011
- Restructured management team to further evolve into more sophisticated and strategic company
- Achieved lowest safety incident rate in company history

Retained more than 95% of customer base since acquisition[2]

1 As of December 31, 2011
2 Regency acquired its contract compression business in January 2008

Contract Compression: Utilization

- Key focus will be on managing idle fleet in 2012

Asset Utilization



1,000
900
800
700
600
500
400
300
200
100
-
Horsepower (in thousands)
100%
95%
90%
85%
80%
75%
70%
Utilization
126
714
122
727
111
754
105
767
106
762
112
758
115
769
132
777
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Revenue Generating Horsepower
Idle
Utilization

Utilization Optimization

- Approximately 53,000 hp committed to customers for installation in 2012
- Dispose of approximately 30,000 hp that no longer fits customer application needs
- Maintain small reserve of horsepower in idle fleet to meet customers' immediate needs
- Approximately 50% of idle fleet geared toward conventional dry gas plays - some hp may sit in idle fleet until more gas plays require compression

Target utilization above 90%

Contract Compression: Growth Opportunities

- Expect liquids-rich plays like the Eagle Ford Shale and Permian/Bone Spring Formation to provide greatest growth opportunities in 2012

2012E Horsepower Growth By Region	
Barnett Shale	25%
Gulf Coast	Static
Marcellus/Utica Shales	60%
Eagle Ford Shale	25%
Permian/Avalon/Bone Spring	120%
Haynesville Shale	Static
Fayetteville Shale	(10%)

2012 Growth Strategy

- Further position business to follow drill bit to oily plays and increase footprint in south and west Texas
- Actively manage horsepower deployed in dry gas plays, while pursuing new opportunities in these areas
- Further diversify customer base to expand footprint, decrease exposure and increase possibility for new growth opportunities
- Pursue additional opportunities in Marcellus/Utica shales where higher gas prices are driving drilling activity

Plan to grow external horsepower by an additional 15-20% by year-end 2012

1 As of December 31, 2011

Contract Treating



Contract Treating: Who We Are

- Zephyr Gas Services supplies the natural gas industry with superior contract treating, processing and condensate stabilization solutions

Key Services

- **Contract Treating Applications:**
  - Natural gas treating and processing equipment consisting of amine plants, JT units, NGL tanks, gas coolers, sulfa treat vessels, glycol dehydration units, thermal oxidizers, power generation and condensate stabilization
- **Full-Service Contracts:**
  - Full operation and maintenance service provided
  - All equipment comes with satellite-based, 24/7 online monitoring capabilities displaying real-time data
  - Guarantee 98% or greater mechanical availability
- **Other Services:**
  - Production equipment including: inlet separators, dehy's, header skids and treating equipment
  - Turnkey midstream facilities, construction, installation and operations

Contract Treating: What Differentiates Us

- Zephyr creates value for its customers by offering quality contract treating solutions

Competitive Advantages

- **Unique Business Model**
  - Guarantee 98% mechanical availability on units owned and operated by Zephyr
  - Every aspect of a project designed to maximize gas flow, meet pipeline specifications and provide the best overall value to customers
- **Flexibility In Design**
  - Zephyr manufactures the only Modular Quik-Connect (MQC) amine plant
    - Patent-pending design is truly modular, reducing time and expense of installation
    - Self contained and complete with all piping, controls and instrumentation
    - Prefabricated in a shop, Zephyr's MQC design begins generating revenue sooner
- **Comprehensive Services**
  - Ability to partner service offerings with Regency's contract compression and gathering and processing segments to offer full-service packages
- **Superior Safety Record**
  - No recordable safety incidents in 2011

Contract Treating: Asset Overview

➢ Zephyr's operations are primarily located in Texas, Louisiana and Arkansas



Permian/Bone Spring
• 1 Cooler
Barnett Shale
• 1 Amine Plant
• 3 Miscellaneous
Fayetteville
• 2 Amine Plants
Cotton Valley/ Haynesville/Bossier
• 23 Amine Plants
• 87 Gas Coolers
• 1 JT Plant
• 2 NGL Storage Tanks
• 15 Miscellaneous
Eagle Ford
• 5 Amine Plants
• 8 Coolers
• 1 JT Plant
• 4 NGL Storage Tanks
• 17 Miscellaneous
Gulf Coast
• 2 Amine Plants
• 12 Gas Coolers
• 4 JT Plants
• 4 NGL Storage Tanks
• 2 Miscellaneous

Contract Treating: 2011 Accomplishments

REGENCY ENERGY PARTNERS

2011 Performance



3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
Revenue Generating GPM
3,093
3,431
3,268
3,368
3,468
3,465
$3
$9
$7
$8
$7
$8
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
Segment Margin ($ in millions)
Revenue Generating GPM
Segment Margin ($ in millions)

2011 Accomplishments

- Transitioned and modified strategy to place more emphasis on liquids-rich regions
- Adapting fleet for higher concentrations of H_2S and CO_2
- Expanded operations into the Eagle Ford Shale
- Maintained market share in the Haynesville Shale
- Increased flagship customer base by approximately 10%
- Achieved no recordable safety incidents

Contract Treating: Growth Opportunities

- In 2012, expect liquids-rich areas to provide opportunities for condensate stabilization, H_2S scavenging and fuel gas conditioning

2012 Key Service Opportunities

- Condensate Stabilization
  - Typical surface production equipment is not able to handle higher API gravity condensates (UNGLs) being drilled in some shale producing regions like the Eagle Ford Shale
  - Enhances the economics of these types of formations by capturing NGL hydrocarbon vapors while improving compliance with necessary environmental permits
- H_2S Scavenging
  - Sour gas wells require reduction of H_2S levels to reach permit levels, which can be done with sulfa treats or by H_2S scavenging
  - H_2S scavenging requires minimal maintenance and is more cost effective for customers
- Fuel Gas Conditioning
  - Allow leaner burning compressor engines to run on conditioned, associated gas
  - Ability to market packages with CDM or to operators who own their own compression

2012 Key Growth Regions

- Barnett Shale
  - Higher levels of CO_2 are present in northern area
  - Need for fuel gas conditioners to allow for lean fuel-burn technology
- Marcellus/Utica Shales
  - Pipeline quality gas fully saturated with low pressure
  - Opportunities to provide dehydration services
- Permian/Avalon/Bone Spring
  - Liquids-rich play experiencing significant growth
  - Higher CO_2 percentages require more treating, condensate stabilization and fuel gas conditioning
- Eagle Ford Shale
  - Higher H_2S concentration in liquids-rich area
  - Unstable condensate and high BTU gas
  - Expect need for newer, more robust amine plant designed for higher H_2S levels, as well as condensate stabilization services

Plan to grow revenue generating GPM by 25-35% in 2012

1 As of December 31, 2011

Financial Overview



Maintain Strong Balance Sheet & Financial Flexibility

- Over the past six years, Regency has improved its credit metrics while investing in significant acquisitions and organic growth projects

Long Term Debt to Capitalization



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
Total Book Capitalization (billions)
70%
60%
50%
40%
30%
20%
10%
0%
LT Debt/Total Book Capitalization
$1.0
$1.3
$2.5
$2.5
$4.8
$5.6
2006
2007
2008
2009
2010
2011
Total Book Capitalization
LT Debt/Book Cap
Target

Long Term Debt to Adjusted EBITDA



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
Total Book Capitalization (billions)
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
LT Debt/Adj. EBITDA
$1.0
$1.3
$2.5
$2.5
$4.8
$5.6
2006
2007
2008
2009
2010
2011
Total Book Capitalization
LT Debt/ EBITDA
Target

Strengthen Balance Sheet: Debt Maturity Profile

- Weighted average maturity of debt is six years



Debt Maturity Profile[1]
$ in Millions
$1,100
$900
$700
$500
$300
$100
$568
$332
$250
$600
$500
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Available Capacity
Utilized Revolver Capacity
9⅜% Senior Notes
6⅞% Senior Notes
6½% Senior Notes

- S&P upgraded corporate rating to BB with a stable outlook in March 2011
- Moody's reaffirmed the existing Ba3 rating with a stable outlook in July 2011

1 As of December 31, 2011; Excludes $19 million of letters of credit outstanding

Maintain Stable Cash Flows: Diverse Portfolio

- Significantly improved the diversity of cash flows through strategic acquisitions and organic growth projects

Adjusted Segment Margin[1,2]

FY 2007 | Estimated 2012


23%
77%
24%
37%
11%
28%
Gathering & Processing
Transportation
NGL Logistics
Contract Services

1 Excludes segment margin from the Corporate and Others Segment and non-cash gains or losses on commodity derivatives
2 Excludes margin which is eliminated upon consolidation

Maintain Stable Cash Flows: Business Mix

- As Regency's business mix evolves, we continue to focus on adding incremental fee-based margin

Adjusted Total Segment Margin[1,2]



FY 2009
27%
2%
71%
FY 2010
21%
3%
76%
FY 2011
11%
6%
83%
FY 2012E
8%
11%
81%
Fee-based
Hedged Commodity
Un-hedged Commodity

1 Excludes segment margin from the Corporate and Others Segment
2 Segment margin excludes margin from horsepower owned and operated on behalf of our Gathering and Processing segment, as well as horsepower owned by our Gathering and Processing segment, which is eliminated upon consolidation

Maintain Stable Cash Flows: Comprehensive Hedging Program

- Utilize a comprehensive hedging program to mitigate exposure
- Regency utilizes product-specific hedges for all commodities



NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
77%
62%
58%
66%
20%
7%
4%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Equity Production
Hedge Volume



Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
70%
68%
68%
70%
49%
49%
50%
50%
24%
24%
24%
25%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume



Natural Gas Production vs. Hedged
MMBtu/d
12,000
10,000
8,000
6,000
4,000
2,000
-
31%
31%
44%
47%
25%
24%
24%
24%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Equity Production
Hedge Volume

- For 2012, approximately 19% of Regency's segment margin is currently subject to commodity exposure, of which approximately 8% is hedged

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product

	2012		2013	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane Swaps	762	$0.47	-	-
Ethane Puts	302	$0.67		
Propane	803	$1.14	67	$1.31
Normal Butane	483	$1.54	226	$1.83
Natural Gasoline	245	$2.01	20	$2.27
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI[1]	638	$92.47	419	$100.78
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	6,000	$5.03	3,000	$3.75

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon
[1] For 2014, 201 Bbls/d of WTI have been hedged at $98.17/Bbl

Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes - 2012

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/Bbl)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (7.6)M	$ (3.2)M	$ 1.3M
Flat	$ (4.4)M	$ 0	$ 4.4M
Increase $1.00	$ (1.3)M	$3.2M	$ 7.6M

- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $4.4 million change in Regency's forecasted 2012 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $3.2 million change in Regency's forecasted 2012 DCF
- $0.05/lb change in the price of olefins (ethylene & propylene) would result in a $1.9 million change in 2012 DCF

Maximize Returns: 2012 Capital Expenditures

2012E Growth Capital	
Business Segment	**Growth Capital ($ in millions)**
Gathering & Processing[1]	$280
Contract Compression	$70
Contract Treating	$15
Corporate	$5
Lone Star Joint Venture[2]	$350-400
Total Growth Capital	**$720-770**

2012E Maintenance Capital

- For 2012, maintenance capital expenditures for our base business are estimated to be approximately $19 million[3]
- For 2012, maintenance capital expenditures for our joint ventures are estimated to be approximately $9 million

Major growth projects expected to support distribution growth as projects come online

1. Includes Ranch JV
2. Includes Frac 2
3. Includes gathering and processing segment, contract compression segment, contract treating segment and corporate and others

Summary

Maintain Strong Balance Sheet	➢ Disciplined capital management program and target a leverage ratio around 4.0x ➢ As of December 31, 2011, debt-to-adjusted EBITDA ratio was 3.61x[1]
Maintain Stable Cash Flows	➢ Organic growth spend is primarily invested in fee-based projects enabling Regency to maintain stable cash flows with greater than 80% fee-based margin
Maximize Return on Invested Capital	➢ Will continue to leverage low cost of capital to generate strong returns by prudently investing in organic growth projects and strategic acquisitions
Grow Coverage and DCF/Unit	➢ Anticipate current expansion projects will contribute to DCF growth as they come online

[1] Per the terms of Regency's revolving credit agreement

Conclusion



Concluding Thoughts

- Well positioned to increase DCF/Unit and achieve investment grade ratings over time[1]

Integrated Midstream Platform	Strategic location of assets and diverse portfolio of services, including a significant NGL platform, provides attractive options for producers and greater opportunities for growth
Fee-Based Cash Flows	Diversity of cash flows reduces volatility and provides more predictable cash flow stream
Significant Organic Growth Opportunities	Strategic location of assets in active and emerging plays, as well as over $1 billion in large-scale growth projects, have created significant growth potential
Strong Balance Sheet	Provides financial flexibility to pursue strategic growth and acquisition opportunities
Strong GP	Supportive relationship with Energy Transfer Equity, which we believe will facilitate growth

1 Investment grade metrics and the applicable criteria are solely determined by the rating agencies

Appendix



Non-GAAP Reconciliation

REGENCY
ENERGY PARTNERS

	For the Year Ended December 31, 2011	2010	2009
		(in thousands)	
Net cash flows provided by operating activities	$ 253,755	$ 169,207	$ 143,960
Add (deduct):			
Depreciation and amortization, including debt issuance cost amortization and bond premium amortization	(174,630)	(128,686)	(116,307)
Write-off of debt issuance costs and bond premium	-	(358)	-
Amortization of excess fair value of unconsolidated affiliates	(5,847)	(3,410)	-
Income from unconsolidated affiliates	125,387	72,775	(7,886)
Derivative valuation change	20,486	(45,193)	(5,163)
Gain (loss) on assets sales, net	2,372	(571)	133,284
Unit-based compensation expenses	(3,610)	(13,897)	(6,008)
Gain on insurance settlements	-	-	-
Trade accounts receivable, accrued revenues and related party receivables	8,328	11,673	(10,727)
Other current assets	(734)	(2,409)	(10,471)
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues	(23,221)	6,653	3,762
Other current liabilities	(9,590)	(9,761)	6,726
Distributions received from unconsolidated affiliates	(119,236)	(69,349)	7,886
Other assets and liabilities	159	2,408	1,433
Net income (loss)	73,619	(10,918)	140,489
Add (deduct):			
Interest expense, net	102,474	82,971	77,996
Depreciation and amortization	168,684	122,725	109,893
Income tax expense (benefit)	465	956	(1,095)
EBITDA	345,242	195,734	327,283
Add (deduct):			
Non-cash (gain) loss from commodity and embedded derivatives	(17,919)	42,613	5,163
Non-cash unit-based compensation	3,610	13,727	5,834
(Gain) loss on assets sales, net	(2,372)	591	(133,284)
Income from unconsolidated affiliates	(119,540)	(69,365)	(7,886)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA	72,672	67,014	11,398
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA	103,059	55,682	-
Partnership's ownership interest in Lone Star Joint Venture's adjusted EBITDA	37,841	-	-
Loss on debt refinancing, net	-	17,528	-
Other (income) expense, net	(224)	3,432	2,486
Adjusted EBITDA	$ 422,369	$ 326,956	$ 210,994
Add (deduct):			
Interest expense, excluding capitalized interest	(113,115)	(78,915)	(73,690)
Maintenance capital expenditure	(20,254)	(14,911)	(20,320)
Proceeds from asset disposal	10,236	10,912	13,194
Convertible preferred distribution	(7,780)	(7,780)	-
Other adjustments	(6,365)	(2,937)	5,327
Cash Available for distribution	$ 285,091	$ 233,325	$ 135,505

Non-GAAP Reconciliation

	For the Year Ended December 31, 2011	2010	2009
		(in thousands)	
100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:			
Net income	$ 109,186	$ 106,737	$ 19,734
Add:			
Depreciation and amortization	34,930	31,797	8,514
Interest expense	1,245	526	158
Gain on insurance settlement	-	(242)	-
Loss on sale of asset, net	-	105	-
Other expense (income), net	16	14	50
Haynesville Joint Venture's Adjusted EBITDA	145,377	138,937	28,456
100% of MEP Joint Venture's EBITDA is calculated as follows:			
Net income	$ 85,339	$ 42,528	$ -
Add:			
Depreciation and amortization	69,538	40,103	-
Interest expense, net	51,515	28,959	-
MEP Joint Venture's Adjusted EBITDA	$ 206,392	$ 111,590	$ -
100% of Lone Star Joint Venture's Adjusted EBITDA is calculated as follows:			
Net income	$ 93,958	$ -	$ -
Add:			
Depreciation and amortization	32,248	-	-
Other income, net	(68)	-	-
Lone Star joint Venture's Adjusted EBITDA	126,138	-	-

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
	($ in thousands)			
100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:				
Net income Haynesville Joint Venture	$ 24,483	$ 24,282	$ 30,265	$ 30,156
Add:				
Depreciation and amortization	9,084	9,100	8,664	8,082
Interest expense, net	463	395	251	136
Other expense, net	-	5	-	11
Haynesville Joint Venture's Adjusted EBITDA	**$ 34,030**	**$ 33,782**	**$ 39,180**	**$ 38,385**
100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:				
Net income MEP Joint Venture	$ 22,655	$ 21,998	$ 20,276	$ 20,410
Add:				
Depreciation and amortization	17,362	17,401	17,398	17,377
Interest expense, net	12,892	12,855	12,913	12,855
MEP Joint Venture's Adjusted EBITDA	**$ 52,909**	**$ 52,254**	**$ 50,587**	**$ 50,642**

Non-GAAP Reconciliation

	Year Ended December 31, 2007	
	($ in thousands)	
Net loss	$	(13,531)
Add (Deduct):		
Operation and maintenance		58,000
General and administrative		39,713
Loss on asset sales, net		1,522
Transaction expenses		420
Depreciation and amortization		55,074
Interest expense, net		52,016
Loss on debt refinancing, net		21,200
Other income and deductions, net		(1,252)
Income tax expense		931
Total Segment Margin		**214,093**
Non-cash loss from derivatives		11,500
Adjusted Total Segment Margin	$	**225,593**
Gathering & Processing Segment Margin	$	**160,515**
Non-cash loss from derivatives		11,500
Adjusted Gathering and Processing Segment Margin		**172,015**
Transportation Segment Margin		**52,548**
Corporate and Others Segment Margin		**1,030**
Inter-segment Elimination		-
Adjusted Total Segment Margin	$	**225,593**